AB VARIABLE PRODUCTS SERIES FUND, INC. —

AB GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

January 28, 2019

INFORMATION ABOUT THE ACQUISITION

Dear Contractholder:

We are sending this information to you because you hold an interest in a separate account offered by an insurance company that funds variable annuity contracts and variable life insurance policies (the “Contracts”) and offers shares of mutual funds as investment options for holders of the Contracts. Certain of the purchase payments made under your Contract by you as a contractholder have been allocated to AB Growth Portfolio (“Growth Portfolio”), a series of AB Variable Products Series Fund, Inc. (“AVP”).

The Board of Directors (the "Directors") of AVP is pleased to announce the acquisition of the assets and liabilities of Growth Portfolio by AB Large Cap Growth Portfolio ("Large Cap Growth Portfolio"), another series of AVP. We sometimes refer to each of Large Cap Growth Portfolio and Growth Portfolio as a "Portfolio" and together, the "Portfolios". The acquisition, which is expected to be consummated on or about April 18, 2019, is described in more detail in the attached Combined Information Statement/Prospectus, which sets forth information about the Portfolios that a prospective investor should know before investing. You should review the Combined Information Statement/Prospectus carefully and retain it for future reference. The acquisition does not require your approval, and you are not being asked to vote.

Growth Portfolio and Large Cap Growth Portfolio have identical investment objectives, follow similar investment strategies and have investment portfolios that have significant overlap. We anticipate that the acquisition will result in benefits to the shareholders of Growth Portfolio as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide a similar and more efficient investment opportunity with a lower management fee and a lower total expense ratio for Growth Portfolio shareholders.

In approving the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Portfolios, the historical performance of the Portfolios, each Portfolio's prospects for growth, expense ratio reductions expected to result from the acquisition, the portfolio management team of each Portfolio, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the overlap of the securities held by the Portfolios, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Portfolios.

Upon the acquisition of Growth Portfolio by Large Cap Growth Portfolio, insurance company shareholders of Growth Portfolio will receive shares of Large Cap Growth Portfolio of the same class of shares as the shares they currently own, which have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in Growth Portfolio. Growth Portfolio would then terminate. The contractholders of Growth Portfolio will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

/s/ Robert M. Keith

President

COMBINED INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of

AB VARIABLE PRODUCTS SERIES FUND, INC. —

AB GROWTH PORTFOLIO

By, and in Exchange for Shares of,

AB VARIABLE PRODUCTS SERIES FUND, INC. —

AB LARGE CAP GROWTH PORTFOLIO

January 28, 2019

TABLE OF CONTENTS

Questions and Answers	1
Summary	4
Comparison of Performance	4
Comparison of Fees	5
Comparison of Investment Advisory Fees	7
Comparison of Investment Objectives and Policies	7
Principal Risks	9
Federal Income Tax Consequences	11
Comparison of Distribution and Purchase Procedures	12
Service Providers	12
Comparison of Business Structures	12
Information about the Transaction	12
Description of the Plan	12
Reasons for the Acquisition	13
Description of Securities to Be Issued	15
Dividends and Other Distributions	16
Federal Income Tax Consequences	16
Capitalization Information	17
Share Ownership Information	17
Information about the Portfolios	17
Management of the Portfolios	18
Advisory Agreement and Fees	18
Distributor	20
Other Service Providers	21
Legal Matters	21
Experts	21
Financial Highlights	21
Appendix A — Comparison of Investment Objectives and Policies	A-1
Appendix B — Portfolio Performance	B-1
Appendix C — Certain Information Applicable to Class A and Class B Shares of Large Cap Growth Portfolio	C-1
Appendix D — Other Information	D-1
Appendix E — Form of Plan of Acquisition and Liquidation	E-1
Appendix F — Capitalization	F-1
Appendix G — Share Ownership Information	G-1
Appendix H — Financial Highlights	H-1

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisition and of the information contained in this Combined Information Statement/Prospectus ("Information Statement/Prospectus").

1. What is this document and why did we send this document to you?

This Information Statement/Prospectus provides you with information about the acquisition (the "Acquisition") of the assets and liabilities of AB Growth Portfolio ("Growth Portfolio"), a series of AB Variable Products Series Fund, Inc. ("AVP" or the "Fund"), by AB Large Cap Growth Portfolio ("Large Cap Growth Portfolio"), another series of AVP. (Large Cap Growth Portfolio and Growth Portfolio are each a "Portfolio" and, collectively, the "Portfolios.")

At a meeting held on November 6-8, 2018, the Board of Directors (the "Directors") of AVP approved and declared advisable the Acquisition of Growth Portfolio by Large Cap Growth Portfolio. The Acquisition does not require approval by Growth Portfolio shareholders. No action on your part is required to effect the Acquisition.

Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers") that fund variable annuity contracts and variable life insurance policies. As a contractholder, you hold a contract with an Insurer that offers the Portfolios as an investment option. The Insurers are the shareholders of record but the contractholders have a beneficial interest in the Portfolios. References to "you" or "shareholders" in this Information Statement/Prospectus include the Insurers, as the shareholders of record, and contractholders.

Shareholders may contact a Portfolio at 1-800-221-5672 or write to a Portfolio at 1345 Avenue of the Americas, New York, NY 10105.

2. How will the Acquisition work?

The Plan of Acquisition and Liquidation dated as of November 8, 2018 (the "Plan") provides for (i) the transfer of all the assets of Growth Portfolio to Large Cap Growth Portfolio, (ii) the assumption by Large Cap Growth Portfolio of all the liabilities of Growth Portfolio, (iii) the issuance to Growth Portfolio shareholders of the equivalent class of shares of Large Cap Growth Portfolio, equal in aggregate net asset value ("NAV") to the NAV of their former Growth Portfolio shares in redemption of their Growth Portfolio shares, and (iv) the termination of Growth Portfolio.

The shareholders of Growth Portfolio are insurance company separate accounts ("Separate Accounts") used to fund variable annuity contracts and variable life insurance policies ("Variable Products"). As a Variable Product owner, you have a beneficial interest in the insurance company's shares of Growth Portfolio. The insurance companies will receive shares of a class of Large Cap Growth Portfolio corresponding to the class of shares of Growth Portfolio they now own. The Large Cap Growth Portfolio shares that shareholders of Growth Portfolio receive will have the same aggregate NAV as the shares of Growth Portfolio held before the Acquisition. Shareholders of Growth Portfolio will not be assessed any sales charges or other shareholder fees in connection with the Acquisition. Class B shares of both Growth Portfolio and Large Cap Growth Portfolio are subject to the same level of distribution fees, which will not change as a result of the Acquisition.

3. Why is the Acquisition taking place?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Directors concluded that participation by Growth Portfolio in the Acquisition is in the best interests of Growth Portfolio. The Directors also

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concluded that the Acquisition would benefit Growth Portfolio shareholders by resulting in, among other things, a lower management fee and a reduction in total fund expenses, and would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Portfolios, the historical performance of the Portfolios, each Portfolio's prospects for growth, the lower management fee of Large Cap Growth Portfolio and total expense ratio reductions expected to result from the Acquisition, the portfolio management team of each Portfolio, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the overlap of securities held by the Portfolios, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

4. When will the Acquisition take place?

The Acquisition is expected to be consummated on or about April 18, 2019.

5. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition will be borne by the Portfolios, which will be apportioned on the basis of each Portfolio's projected expense ratio reductions relative to the other's, in the amounts of approximately $130,320 and $4,030 for Growth Portfolio and Large Cap Growth Portfolio, respectively.

6. Where may I find additional information regarding the Portfolios?

Additional information about the Portfolios is available in the Statement of Additional Information (“SAI”) dated January 28, 2019 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this Information Statement/Prospectus (the “Acquisition SAI”). The Acquisition SAI (File No. 333-228553) and each Portfolio’s Annual Report to Shareholders (which contains audited financial statements for the Portfolios’ fiscal year ended December 31, 2017) and Semi-Annual Report to Shareholders dated June 30, 2018 (File No. 811-05398), are incorporated by reference into this Information Statement/Prospectus. In addition, the Prospectus and SAI for each Portfolio dated May 1, 2018, as amended (the “Prospectuses”) (File Nos. 33-18647 and 811-05398) are also incorporated by reference into this Information Statement/Prospectus.

Additional copies of the Prospectuses are available at www.abfunds.com and the Annual and Semi-Annual Reports and the Prospectuses for each Portfolio are available, along with this Information Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	For Information: 1-800-221-5672 For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

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In person:	at the SEC's Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

Other Important Things to Note:

•	You may lose money by investing in the Portfolios.

•	The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY

At a meeting held on November 6-8, 2018, the Directors of AVP approved and declared advisable the Acquisition of Growth Portfolio by Large Cap Growth Portfolio. The Acquisition does not require approval by Growth Portfolio shareholders. The Acquisition is expected to be consummated on or about April 18, 2019.

The Plan provides for (i) the transfer of all the assets of Growth Portfolio to Large Cap Growth Portfolio, (ii) the assumption by Large Cap Growth Portfolio of all the liabilities of Growth Portfolio, (iii) the issuance to Growth Portfolio shareholders of the equivalent class of shares (Class A or Class B) of Large Cap Growth Portfolio, equal in value to the value of their former Growth Portfolio shares in redemption of their Growth Portfolio shares, and (iv) the termination of Growth Portfolio.

The expenses of the Acquisition will be borne by the Portfolios, which will be apportioned on the basis of each Portfolio’s projected expense ratio reductions relative to the other’s.

The Directors (including all Directors who are not “interested persons” of the Portfolio, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of each Portfolio and that the interests of existing shareholders of the respective Portfolio would not be diluted as a result of the Acquisition.

The following highlights differences between Large Cap Growth Portfolio and Growth Portfolio. This summary is not complete; for more complete information, please read this entire document.

Growth Portfolio is a diversified open-end fund, with assets, as of September 30, 2018, of approximately $81 million, that invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Large Cap Growth Portfolio is a diversified open-end fund, with assets, as of September 30, 2018, of approximately $476 million, that invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

Comparison of Performance

Large Cap Growth Portfolio has outperformed Growth Portfolio over the past five and ten years, while Growth has outperformed Large Cap Growth Portfolio for the one-year period. The average annual total returns for Class A shares of Large Cap Growth Portfolio, as of December 31, 2017, was 31.98% for one year, 18.73% for five years and 9.30% for ten years, and for Growth Portfolio's Class A shares 34.51% for one year, 17.63% for five years, 8.64% for ten years. These performance numbers do not reflect charges associated with the Variable Products or contractholders' accounts (and would be lower if they did), and include the impact of proceeds received and credited to Growth Portfolio resulting from class action settlements and a regulatory settlement, which enhanced Growth Portfolio's performance for the 1-year period ended December 31, 2017 by 0.11% and 0.14%, respectively.

More information on Portfolio performance is provided in Appendix B.

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Comparison of Fees

The expense ratios of the Large Cap Growth Portfolio Class A and Class B shares are lower than the expense ratios of the Growth Portfolio Class A and Class B shares. The Acquisition is expected to result in a reduction in expense ratios for shareholders of Growth Portfolio as well as for Large Cap Growth Portfolio shareholders. The following table shows the Portfolios' expense ratios and pro forma expense ratio of the combined Portfolio for Class A and Class B shares as of September 30, 2018.

	Class A Total Annual Expense Ratio	Class B Total Annual Expense Ratio
Growth Portfolio	1.06%	1.31%

Large Cap Growth Portfolio	.67%	.92%

Large Cap Growth Portfolio (Combined Portfolio) (pro forma)	.66%	.91%

As the table indicates, the expense ratio is expected to be reduced for Growth Portfolio's Class A and Class B shares by 0.40% after the Acquisition. Of this 0.40%, 0.15% is attributable to the advisory fee reduction for Growth Portfolio's shareholders, while 0.25% is attributable primarily to the sharing of certain "other expenses" with a larger fund. The Acquisition is expected to also result in a reduction in the expense ratios for Large Cap Growth Portfolio Class A and B shares of 0.01%. The pro forma numbers shown for the combined Portfolio reflect full reimbursement to the Adviser of its costs of providing certain administrative services.

Fee Table

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

The operating expenses information below is designed to assist contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. The information allows you to compare the expenses of each Portfolio and estimates for the pro forma combined Portfolio in its first year following the Acquisition. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractholders. Inclusion of these charges would increase the fees and expenses provided below.

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	Growth Portfolio Class A	Large Cap Growth Portfolio Class A	Large Cap Growth Portfolio (Combined Portfolio) (pro forma) Class A
Management Fees	.75%	.60%	.60%
Other Expenses	.31%	.07%	.06%
Total Portfolio Operating Expenses	1.06%	.67%	.66%

	Growth Portfolio Class B	Large Cap Growth Class B	Large Cap Growth Portfolio (Combined Portfolio) (pro forma) Class B
Management Fees	.75%	.60%	.60%
Distribution and/or Service (12b-1) Fees	.25%	.25%	.25%
Other Expenses	.31%	.07%	.06%
Total Portfolio Operating Expenses	1.31%	.92%	.91%

Examples

The Examples are to help you compare the cost of investing in each Portfolio with the cost of investing in the combined Portfolio on a pro forma basis. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested.

	Growth Portfolio Class A	Large Cap Growth Portfolio Class A	Large Cap Growth Portfolio (Combined Portfolio) (pro forma) Class A
After 1 Year	$108	$68	$67
After 3 Years	$337	$214	$211
After 5 Years	$585	$373	$368
After 10 Years	$1,294	$835	$822

	Growth Portfolio Class B	Large Cap Growth Portfolio Class B	Large Cap Growth Portfolio (Combined Portfolio) (pro forma) Class B
After 1 Year	$133	$94	$93
After 3 Years	$415	$293	$290
After 5 Years	$718	$509	$504
After 10 Years	$1,579	$1,131	$1,120

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Comparison of Investment Advisory Fees

Large Cap Growth Portfolio pays lower investment advisory fees rates than Growth Portfolio.

Growth Portfolio pays an advisory fee as follows (as an annual percentage of average daily net assets): .75% on the first $2.5 billion; .65% on the excess over $2.5 billion up to 5 billion; and .60% on the excess over $5 billion.

Large Cap Growth Portfolio pays an advisory fee as follows (as an annual percentage of average daily net assets): 60% on the first $2.5 billion; .50% on the excess over $2.5 billion up to 5 billion; and .45% on the excess over $5 billion.

For the fiscal year ended December 31, 2017, Growth Portfolio and Large Cap Growth Portfolio paid advisory fees equal to .75% and .60%, respectively, of the Portfolio's average daily net assets.

Comparison of Investment Objectives and Policies

The investment objectives of the Portfolios are the same and their investment strategies are similar, as shown in the following table. Please see “Appendix A – Comparison of Investment Objectives and Policies” for more information regarding a comparison of investment objectives and policies.

	Growth Portfolio	Large Cap Growth Portfolio
Investment Objective	Growth Portfolio's investment objective is long-term growth of capital.	Large Cap Growth Portfolio's investment objective is long-term growth of capital.
Principal Investment Strategies	The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various	The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.
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Growth Portfolio	Large Cap Growth Portfolio

market sectors. The Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $861 billion as of December 31, 2017, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is on companies with high sustainable growth

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Growth Portfolio	Large Cap Growth Portfolio

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value.

prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

As the table above shows, the Portfolios have the same investment objective, pursue a growth investment strategy and invest in equity securities of U.S. companies. However, the market capitalization of the respective investment universes of Growth Portfolio and Large Cap Growth Portfolio differs, reflected in Growth Portfolio's multi-cap investment strategy (providing greater flexibility to invest across the capitalization spectrum) and Large Cap Growth's large cap investment strategy.

Despite the differences in investment strategies, there is an overlap of approximately 87% between the portfolio holdings of the Portfolios (as of October 5, 2018). (Each Portfolio has a current tilt towards large-capitalization companies.) The Adviser expects that Large Cap Growth Portfolio will retain approximately 71% of Growth Portfolio's portfolio. Large Cap Growth Portfolio will therefore acquire approximately $56 million of securities, free of transaction costs. Such an acquisition of securities would otherwise involve expenses of approximately $99,400. The Adviser anticipates that the remainder of Growth Portfolio's equity positions will be repositioned shortly before the Acquisition. The transaction costs associated with selling these equity securities and purchasing securities in anticipation of the Acquisition are expected to total approximately $83,300, or approximately 10 basis points1 of Growth Portfolio's net assets. Because Growth Portfolio's shareholders will benefit significantly from the Acquisition, the Adviser believes it is fair for Growth Portfolio to bear the repositioning costs. As indicated above, the Acquisition will result in expense ratio savings for shareholders of both Portfolios, particularly for shareholders of Growth Portfolio whose total expense ratio will be reduced by 39 basis points following the Acquisition.

Principal Risks

Each Portfolio is subject to principal risks of market risk, management risk, focused portfolio risk and derivatives risk.

_____________________

1 A basis point is 0.01% or one one-hundredth of a percent.

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Growth Portfolio is also subject to capitalization risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Because Growth Portfolio has greater investments in small- and mid-capitalization companies than Large Cap Growth Portfolio, it may be more volatile.

Large Cap Growth Portfolio is also subject to foreign (non-U.S.) risk. Securities of non-U.S. issuers may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Because Large Cap Growth Portfolio may have greater investments in securities of non-U.S. issuers than Growth Portfolio, it may carry more risk.

Each of these risks is more fully described below.

Market Risk	This is the risk that the value of a Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Management Risk	Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Portfolio, but there can be no guarantee that its decisions will produce the desired results.

Focused Portfolio Risk	Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Derivatives Risk	Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

The following principal risk applies only to an investment in Growth Portfolio:
Capitalization Risk	Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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The following principal risk applies only to an investment in Large Cap Growth Portfolio:
Non-U.S. (Foreign) Risk	Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Federal Income Tax Consequences

As long as the contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) or as life insurance contracts under Section 7702(a) of the Code, the Acquisition will not create any tax liability for contractholders.

No gain or loss will be recognized by Growth Portfolio or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of Large Cap Growth Portfolio received by a shareholder of Growth Portfolio (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of Growth Portfolio. The holding period of the shares of Large Cap Growth Portfolio received by a shareholder of Growth Portfolio (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of Growth Portfolio held by the shareholder, provided that such shares are held as capital assets by the shareholder of Growth Portfolio at the time of the Acquisition. The holding period and tax basis of each asset of Growth Portfolio in the hands of Large Cap Growth Portfolio as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of Growth Portfolio prior to the Acquisition. Provided that Growth Portfolio shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Portfolios. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service ("IRS").

Neither Portfolio has any capital loss carryforward positions. No distribution of capital gains to Growth Portfolio shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, AVP, if necessary, will declare a distribution to the Growth Portfolio shareholders which, together with all previous distributions, will have the effect of distributing to the Growth Portfolio shareholders all of Growth Portfolio's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

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A portion of the assets of Growth Portfolio will be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Growth Portfolio's basis in such assets. Any capital gains recognized in these sales will be distributed to Growth Portfolio's shareholders (but not contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in "Information about the Transaction".

Comparison of Distribution and Purchase Procedures

The distribution and purchase procedures for the Portfolios are the same. The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurer's separate accounts. More information on distribution and purchase procedures of Growth Portfolio is provided in Appendix C.

Service Providers

The Portfolios have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

Each Portfolio is a series of AVP, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the organizational structure and governance of the Portfolios, see Appendix D.

INFORMATION ABOUT THE TRANSACTION

Description of the Plan

As provided in the Plan, Large Cap Growth Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of Growth Portfolio at the effective time of the Acquisition (the "Effective Time"). In return, Large Cap Growth Portfolio will issue, and Growth Portfolio will distribute to its shareholders, a number of full and fractional shares of Large Cap Growth Portfolio, determined by dividing the net value of all the assets of Growth Portfolio by the NAV of one share of Large Cap Growth Portfolio. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that shareholders of Growth Portfolio will be credited with shares of Large Cap Growth Portfolio corresponding to the aggregate NAV of Growth Portfolio shares that the shareholder holds of record at the Effective Time.

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Following the distribution of Large Cap Growth Portfolio shares in full liquidation of Growth Portfolio, Growth Portfolio will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

The projected expenses of the Acquisition, largely those for legal, accounting, printing and mailing expenses, are estimated to total approximately $134,350. The projected expenses will be shared by the Portfolios on the basis of the benefit that they will receive relative to their respective total expense ratios ("TERs"). Based on September 30, 2018 expense numbers, Growth Portfolio would have a .40% reduction in expenses, representing a 38% TER reduction, and Large Cap Growth Portfolio would have a .01% reduction in expenses, representing a 1% TER reduction. Based on these relative benefits, the projected Acquisition expenses would be apportioned 97% to Growth Portfolio, or $130,320, which represents 16 basis points of Growth Portfolio's net assets as of September 30, 2018, and 3% to Large Cap Growth Portfolio, or $4,030 which represents less than .10 basis points of Large Cap Growth Portfolio's net assets at September 30, 2018.

The Acquisition is expected to be consummated on or about April 18, 2019. Under applicable legal and regulatory requirements, none of Growth Portfolio's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of Growth Portfolio may redeem shares of common stock prior to the Acquisition.

Completion of the Acquisition is subject to certain conditions set forth in the Plan, including that Growth Portfolio receive a favorable tax opinion from Seward & Kissel LLP. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Portfolio or of its shareholders.

A copy of a form of the Plan for the Acquisition is attached as Appendix E.

Reasons for the Acquisition

At the Board Meeting held on November 6-8, 2018 ("Board Meeting"), the Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of Growth Portfolio and its shareholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Portfolio, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of each Portfolio and that the interests of existing shareholders of the respective Portfolio would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

13

The Adviser presented the following reasons in favor of the Acquisition:

•	The Adviser discussed with the Directors that it believes that, in light of the small size of Growth Portfolio, the Acquisition would benefit Growth Portfolio and its shareholders by resulting in a more efficient investment opportunity with lower expenses.

At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

•	the fact that contractual advisory fee rates for Large Cap Growth Portfolio are lower than the contractual advisory fee rates for Growth Portfolio at the same asset levels;

•	potential shareholder benefits, including the fact that, based on September 30, 2018 expense numbers, the pro forma total expenses of each class of shares of the combined Portfolio are expected to be lower than the current expenses of the corresponding classes of shares of Growth Portfolio;

•	the Adviser's plans with respect to the portfolio securities of Growth Portfolio and Large Cap Growth Portfolio, including that (i) there is currently an overlap of approximately 87% between the portfolio holdings of the two Portfolios, (ii) the Adviser expects that Large Cap Growth Portfolio will retain approximately 71% of Growth Portfolio's portfolio, (iii) the balance of Growth Portfolio's portfolio will be repositioned shortly before the Acquisition, and (iv) Growth Portfolio will bear the costs of such repositioning;

•	the current asset level of Growth Portfolio and the combined pro forma asset level of the combined Portfolio;

•	the historical performance of the Portfolios;

•	the investment objectives and principal investments of the Portfolios, which are similar in that both pursue a growth investment strategy and invest in equity securities of U.S. companies (with a tilt towards large-capitalization companies), although the Portfolios have differences in investment strategies; and

•	that the portfolio management teams and the individuals on the teams with the most direct day-to-day management responsibilities are different and that the portfolio management team and the individuals with the most direct day-to-day management responsibilities for Large Cap Growth Portfolio will continue to have responsibility for management of the combined Portfolio.

The Directors also considered, among other things:

•	the fact that, because the Separate Accounts are not subject to federal income tax on a current basis, there is no need to consider the impact of the Acquisition on any capital loss carryforwards;

•	the form of the Plan and the terms and conditions of the Acquisition;

•	the fact that the Portfolios have the same advisory contract terms (except for the advisory fee rate) and that shareholders of Growth Portfolio would pay a lower advisory fee rate after the Acquisition;

•	whether the Acquisition would result in the dilution of shareholders' interests;

•	the fact that no changes in service providers would result from the Acquisition;
14

•	the benefits of the Acquisition to the Adviser, which will benefit from the elimination of separate monitoring and administration of Growth Portfolio;

•	the fact that Large Cap Growth Portfolio will assume all the liabilities, expenses and obligations of Growth Portfolio;

•	the expected federal income tax consequences of the Acquisition;

•	the expenses of the Acquisition, and the fact that these would be borne by both Portfolios and apportioned on the basis of the projected relative expense ratio reductions for each Portfolio as a result of the Acquisition; and

•	the fact that the Adviser has agreed to indemnify Large Cap Growth Portfolio for a three-year period against any undisclosed or other liabilities not disclosed or not reflected in the NAV of Growth Portfolio at the time of the Acquisition, to reimburse Large Cap Growth Portfolio for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

Also at the Board Meeting, the Directors approved the Plan on behalf of Large Cap Growth Portfolio.

Description of Securities to Be Issued

Under the Plan, Large Cap Growth Portfolio will issue additional shares of its Class A and Class B common stock for distribution to corresponding classes of shares of Growth Portfolio. Under AVP's Charter Large Cap Growth Portfolio may issue up to 500,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

When the acquisition of Growth Portfolio by Large Cap Growth Portfolio is consummated, Class A and Class B shareholders of Growth Portfolio will receive shares of a corresponding class of Large Cap Growth Portfolio having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in Growth Portfolio.

Each share of Large Cap Growth Portfolio represents an equal proportionate interest with other shares of Large Cap Growth Portfolio. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Large Cap Growth Portfolio as authorized by the Directors. Shares of Large Cap Growth Portfolio entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Large Cap Growth Portfolio received by Growth Portfolio in the Acquisition will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

15

Dividends and Other Distributions

On or before the Closing Date, as defined in the Plan, Growth Portfolio will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Federal Income Tax Consequences

As long as the variable contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Code or as life insurance contracts under Section 7702(a) of the Code, the Acquisition will not create any tax liability for contractholders.

Subject to certain stated assumptions contained therein, Growth Portfolio will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that Growth Portfolio and Large Cap Growth Portfolio will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a shareholder of Growth Portfolio will recognize no gain or loss on the exchange of the shareholder's shares of Growth Portfolio solely for shares of Large Cap Growth Portfolio; (iii) neither Growth Portfolio nor Large Cap Growth Portfolio will recognize any gain or loss upon the transfer of all of the assets of Growth Portfolio to Large Cap Growth Portfolio in exchange for shares of Large Cap Growth Portfolio and the assumption by Large Cap Growth Portfolio of the liabilities of Growth Portfolio pursuant to the Plan or upon the distribution of shares of Large Cap Growth Portfolio to shareholders of Growth Portfolio in exchange for their respective shares of Growth Portfolio; (iv) the holding period and tax basis of the assets of Growth Portfolio acquired by Large Cap Growth Portfolio will be the same as the holding period and tax basis that Growth Portfolio had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of Large Cap Growth Portfolio received in connection with the Acquisition by each shareholder of Growth Portfolio (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of Growth Portfolio surrendered in exchange therefor; (vi) the holding period of shares of Large Cap Growth Portfolio received in connection with the Acquisition by each shareholder of Growth Portfolio (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of Growth Portfolio surrendered in exchange therefore, provided that such Growth Portfolio shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) Large Cap Growth Portfolio will succeed to the capital loss carryovers of Growth Portfolio but the use of Large Cap Growth Portfolio's existing capital loss carryovers (as well as the carryovers of Growth Portfolio) may be subject to limitation under section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

16

A portion of the assets of Growth Portfolio will be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Growth Portfolio's basis in such assets. Any capital gains recognized in these sales will be distributed to Growth Portfolio's shareholders (but not to the contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

Neither Portfolio has any capital loss carryforwards. No distribution of capital gains to Growth Portfolio's shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, AVP, if necessary, will declare a distribution to the Growth Portfolio's shareholders which, together with all previous distributions, will have the effect of distributing to the Growth Portfolio's shareholders all of Growth Portfolio's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

Shareholders of Growth Portfolio are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

For information on the existing capitalization of the Portfolios and the pro forma capitalization of Large Cap Growth Portfolio, see Appendix F.

Share Ownership Information

Appendix G identifies holders of more than five percent (5%) of each Portfolio's shares and contains information about holdings of the shares of the Portfolio by the executive officers and Directors of the Portfolios.

INFORMATION ABOUT THE PORTFOLIOS

Growth Portfolio and Large Cap Growth Portfolio are each a series of AVP, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Maryland corporation in 1987 under the name Alliance Variable Products Series Fund, Inc. The company's name became AllianceBernstein Variable Products Series Fund, Inc. on April 30, 2003 and "AB Variable Products Series Fund, Inc." on March 30, 2015.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI.

17

Management of the Portfolios

The Directors of AVP oversee the management of the business and affairs of the Portfolios. The Directors approve all significant agreements between the respective Portfolio and persons or companies furnishing services to it, including a Portfolio's agreements with the Adviser and the Portfolio's custodian, transfer and dividend disbursing agent. The day-to-day operations of a Portfolio are delegated to its officers and the Portfolio's Adviser, subject to the Portfolio's investment objective and policies and to general oversight by the Directors.

The management and investment decisions of Growth Portfolio are made by the Adviser's Growth Investment Team. The individuals on the team with the most direct day-to-day management responsibilities are Mr. Bruce K. Aronow, Mr. Frank V. Caruso and Mr. John H. Fogarty. Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013, and Chief Investment Officer of U.S. Growth Equities. Messrs. Aronow and Fogarty are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2013.

Messrs. Caruso and Fogarty and Mr. Vinay Thapar, members of the Adviser's U.S. Large Cap Growth Investment Team, are the individuals primarily responsible for the day-to-day management of Large Cap Growth Portfolio. Mr. Thapar is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013. The portfolio management team for Large Cap Growth Portfolio will manage the combined Portfolio after the Acquisition.

Additional information about the Portfolio Managers may be found in the Portfolios' SAI.

Advisory Agreement and Fees

Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 2018 totaling approximately $550 billion (of which approximately $113 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds in 30 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 113 separate investment portfolios, had as of September 30, 2018 approximately 2.5 million retail accounts. The Adviser also serves as administrator for each Portfolio.

18

During 2017, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. ("AXA Equitable"), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). AXA Equitable is the holding company for a diverse group of financial services companies, including the Adviser. During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan"). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and therefore may be deemed an "assignment" causing a termination of AVP's current investment advisory agreement with respect to the Portfolios. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August, the Board approved new investment advisory agreements with the Adviser, in connection with the Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders of the Portfolios approved the new and future investment advisory agreements.

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Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Portfolios, including with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it.  As a result, AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Under AVP's advisory agreement with the Adviser with respect to the Portfolios (the "Advisory Agreement"), the Adviser provides investment advisory services and order placement facilities for the Portfolios and pays all compensation of directors and officers of the Portfolios who are affiliated persons of the Adviser. Under the Advisory Agreement, Growth Portfolio pays the Adviser an advisory fee as follows (at an annual rate of average daily net assets): .75% on the first $2.5 billion; .65% on the excess over $2.5 billion up to 5 billion; and .60% on the excess over $5 billion of the Portfolio’s average net assets. Under the Advisory Agreement, Large Cap Growth Portfolio pays the Adviser an advisory fee as follows (at an annual rate of average daily net assets): 60% on the first $2.5 billion; .50% on the excess over $2.5 billion up to 5 billion; and .45% on the excess over $5 billion of the Portfolio’s aggregate net assets.

The Advisory Agreement, by its terms, continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of AVP who neither are interested persons of AVP nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the Advisory Agreement is available in each Portfolio’s Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2018.

Distributor

AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of Growth Portfolio's and Large Cap Growth Portfolio's shares. Under a Distribution Services Agreement, adopted under each Portfolio's Rule 12b-1 plan, Growth Portfolio and Large Cap Growth Portfolio pay distribution and service fees to the Distributor at an annual rate of up to .25% of each Portfolio's average daily net assets attributable to their Class B shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Service Providers

The Portfolios will have the same service providers after the Acquisition. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Portfolios. The Portfolios compensate ABIS for these services. State Street Bank and Trust Company ("State Street"), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, serves as custodian for the Portfolios. ABIS, 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, serves as transfer agent for the Portfolios. After the Acquisition, State Street and ABIS will serve, respectively, as custodian and transfer agent for the combined Portfolio. Ernst & Young LLP serves as the independent registered public accounting firm for the Portfolios and will continue to serve in that capacity for the combined Portfolio after the Acquisition.

LEGAL MATTERS

The validity of the shares of Large Cap Growth Portfolio offered hereby will be passed upon by Seward & Kissel LLP.

EXPERTS

The audited financial statements and financial highlights in the Prospectuses have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for each of the Portfolios, given on its authority as experts in auditing and accounting.

FINANCIAL HIGHLIGHTS

Financial highlights information for the Portfolios is available at Appendix H.

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APPENDIX A

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

	Growth Portfolio	Large Cap Growth Portfolio	Differences

Investment Objective	Growth Portfolio's investment objective is long-term growth of capital.	Same.	These objectives are identical.

Investment Policies

Status	The Portfolio is diversified.	Same.	These policies are identical.

Principal Strategies

The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $861 billion as of December 31, 2017, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Portfolios have the same investment objective, pursue a growth investment strategy and invest in equity securities of U.S. companies (with a tilt towards large-capitalization companies). However, the market capitalization of the respective investment universes of Growth Portfolio and Large Cap Growth Portfolio differs, reflected in Growth Portfolio's multi-cap investment strategy (providing greater flexibility to invest across the capitalization spectrum) and Large Cap Growth's large cap investment strategy.

A-1

	Growth Portfolio	Large Cap Growth Portfolio	Differences

The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Adviser allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

	The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value.	The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes with certain ranges.	These policies regarding investment derivatives are substantially the same.

Foreign Securities	The Portfolio may invest in securities of non-U.S. issuers.	Same.	Unlike Growth Portfolio, investment in foreign securities is a principal strategy for Large Cap Growth. Large Cap Growth may have greater investments in foreign securities than Growth Portfolio.

Non-Principal Strategies

Real Estate Investment Trusts (REITs)	The Portfolio may invest in REITs.	Same.	These policies are identical.

Mortgage-Backed Securities, Other Asset-Backed Securities and Structured Securities	The Portfolio may invest in mortgage-backed securities, other asset-backed securities and structured securities.	Same.	These policies are identical.

A-2

	Growth Portfolio	Large Cap Growth Portfolio	Differences

Inflation-Indexed Securities	The Portfolio may invest in inflation-indexed securities.	Same.	These policies are identical.

Indexed Commercial Paper	The Portfolio may invest in indexed commercial paper.	Same.	These policies are identical.

Loan Participations	The Portfolio may invest in loan participations.	Same.	These policies are identical.

Variable and Floating Rate Securities	The Portfolio may invest in variable, floating, and inverse floating rate instruments.	Same.	These policies are identical.

Zero-Coupon and Principal-Only Securities	The Portfolio may invest in zero-coupon and principal-only securities.	Same.	These policies are identical.

Preferred Stock	The Portfolio may invest in preferred stocks.	Same.	These policies are identical.

Convertible Securities	The Portfolio may invest in convertible securities.	Same.	These policies are identical.

A-3

	Growth Portfolio	Large Cap Growth Portfolio	Differences

Depositary Receipts and Securities of Supranational Entities	The Portfolio may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other types of depositary receipts evidencing ownership of underlying securities issued by either a U.S. or a non-U.S. company.	Same.	These policies are identical.

Repurchase Agreements and Buy/Sell Back Transactions	The Portfolio may enter into repurchase agreements and buy/sell back transactions.	Same.	These policies are identical.

Reverse Repurchase Agreements and Dollar Rolls	The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings.	Same.	These policies are identical.

Forward Commitments	The Portfolio may invest in forward commitments.	Same.	These policies are identical.

Rights and Warrants	The Portfolio may invest in rights or warrants.	Same.	These policies are identical.

Short Sales	The Portfolio may make short sales as part of overall portfolio management or to offset a potential decline in the value of a security.	Same.	These policies are identical.

Standby Commitment Agreements	The Portfolio may enter into standby commitment agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.	Same.	These policies are identical.

Investments in Exchange-Traded Funds and Other Investment Companies

The Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder.

The Portfolio may invest in other investment companies, as permitted by the 1940 Act or the rules and regulations thereunder.

		The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.	These policies are similar.

A-4

	Growth Portfolio	Large Cap Growth Portfolio	Differences

Securities Lending	The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.	Same.	These policies are identical.

Fundamental Investment Policies[2]

Industry Concentration	The Portfolio may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.	Same.	These policies are identical.

___________________

2 Fundamental policies may only be changed with shareholder approval.

A-5

	Growth Portfolio	Large Cap Growth Portfolio	Differences

Borrowing	The Portfolio may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.	Same.	These policies are identical.

Lending	The Portfolio may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.	Same.	These policies are identical.

Real Estate	The Portfolio may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.	Same.	These policies are identical.

Commodities	The Portfolio may purchase or sell commodities or options thereon to the extent permitted by applicable law.	Same.	These policies are identical.

A-6

	Growth Portfolio	Large Cap Growth Portfolio	Differences

Underwriting	The Portfolio may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.	Same.	These policies are identical.

Non-Fundamental Investment Policy

Margin	The Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.	Same.	These policies are identical.

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APPENDIX B

PORTFOLIO PERFORMANCE

The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2017, for Class A shares of Growth Portfolio and for Class A shares of Large Cap Growth Portfolio.

This information illustrates the variability of Fund performance from year to year and provides some indication of the risks of investing in the Fund.. The charts include the effects of Portfolio expenses but do not reflect charges associated with the Variable Products or contractholders’ accounts. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that Large Cap Growth Portfolio will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Portfolio.

Calendar Year Total Returns

Growth Portfolio

The annual returns in the bar chart are for the Portfolio's Class A shares.

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 15.64%, 1st quarter, 2012; and Worst Quarter was down -22.09%, 4th quarter, 2008.

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Large Cap Growth Portfolio

The annual returns in the bar chart are for the Portfolio's Class A shares.

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 16.90%, 1st quarter, 2012; and Worst Quarter was down -19.83%, 4th quarter, 2008.

The following tables list average annual total returns for the one year, five years, and ten years, for Growth Portfolio and for Large Cap Growth Portfolio, in each case for periods ended December 31, 2017. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with the performance of broad-based market indices.

Average Annual Total Returns

Growth Portfolio (Class A)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

Class A

	1 Year	5 Years	10 Years
Portfolio	34.51%	17.63%	8.64%
Russell 3000 Growth Index	29.59%	17.16%	9.93%

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Growth Portfolio (Class B)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

Class B

	1 Year	5 Years	10 Years
Portfolio	34.15%	17.33%	8.36%
Russell 3000 Growth Index	29.59%	17.16%	9.93%

Large Cap Growth Portfolio (Class A)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

Class A

	1 Year	5 Years	10 Years
Portfolio	31.98%	18.73%	9.30%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

Large Cap Growth Portfolio (Class B)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

Class B

	1 Year	5 Years	10 Years
Portfolio	31.67%	18.43%	9.02%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

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APPENDIX C

CERTAIN INFORMATION APPLICABLE TO

CLASS A AND CLASS B SHARES OF LARGE CAP GROWTH PORTFOLIO

 The following information provided for Large Cap Growth Portfolio is the same for Growth Portfolio:

How to Buy and Sell Shares

The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on how to purchase and sell the Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Portfolio in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers, or contractholders who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading."

The purchase or sale of the Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Portfolio expects that it will typically take up to three business days following the receipt of a redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day a request is received in proper form by the Portfolio by the close of regular trading on any day the New York Stock Exchange (the "Exchange") is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Payments to Financial Intermediaries

Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolio may pay.

In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	Rule 12b-1 fees;
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•	defrayal of costs for educational seminars and training;

•	additional distribution support; and

•	payments related to providing contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Distribution Services and Educational Support

In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients and may include payments for distribution of analytical data regarding Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2018, ABI's additional payments to these firms for educational support and distribution assistance related to the AVP Portfolios were expected to be approximately $325,000. In 2017, ABI paid additional payments of approximately $325,000 for the AVP Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Information Statement/Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

AIG Advisor Group

AXA Advisors

Jackson National Life

Lincoln Financial Distributors

MetLife Inc.

Ohio National

Pacific Life Insurance Co.

Principal Financial Group

Prudential Financial

Riversource Distributors

Transamerica Capital

Variable Annuity Life Insurance/VALIC

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Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect Portfolio transactions, the Portfolio does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect Portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares

The Fund's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term contractholders. These policies are described below. There is no guarantee that the Portfolio will be able to detect excessive or short-term trading or to identify contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a contractholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally

While the Portfolio will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term contractholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a contractholder's ability to engage in time zone arbitrage to the detriment of other contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolio may be adversely affected by price arbitrage.

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Policy Regarding Short-Term Trading

Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Portfolio seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Portfolio reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

Account Blocking Procedures. If the Portfolio determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Portfolio, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Portfolio's ability to apply its short-term trading policy to contractholder activity as discussed below. As a result, any contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the contractholder redeems his or her shares, the contractholder effectively may be "locked" into an investment in shares of the Portfolio that the contractholder did not intend to hold on a long-term basis or that may not be appropriate for the contractholder's risk profile. To rectify this situation, a contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Portfolio that one or more contractholders did not or will not in the future engage in excessive or short-term trading.

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolio applies its surveillance procedures to Insurers. As required by Securities and Exchange Commission rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their

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transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

How the Portfolio Values Its Shares

The Portfolio's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern Time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolio's assets is available in the Portfolio's SAI.

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APPENDIX D

OTHER INFORMATION

The following information provides only a summary of the key features of the organizational structure and governing documents of the Portfolios. Each Portfolio is organized as a series of the same Maryland corporation. The Charter and Bylaw provisions that govern AVP apply to Large Cap Growth Portfolio and Growth Portfolio. Accordingly, there are no differences between Growth Portfolio and Large Cap Growth Portfolio in terms of their corporate organizational structures.

General

Each Portfolio has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which AVP's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws, shareholder-requested special meetings of shareholders for any other purpose shall be called by AVP's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Portfolio, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the Charter.

Shares of Common Stock of the Portfolios

The Portfolios' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of AVP can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Portfolios are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Portfolios are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, Growth Portfolio and Large Cap Growth Portfolio are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

Growth Portfolio and Large Cap Growth Portfolio have the same dividends and distributions policies. Both Growth Portfolio and Large Cap Growth Portfolio declare dividends on their shares at least annually. The income and capital gains distribution is made in shares of each Portfolio.

Indemnification and Liability of Directors and Officers

The charter of AVP generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful

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misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. AVP's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

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APPENDIX E

FORM OF PLAN OF ACQUISITION AND LIQUIDATION

AB VARIABLE PRODUCTS SERIES FUND, INC.

WITH RESPECT TO ITS SERIES

AB GROWTH PORTFOLIO
AND

AB LARGE CAP GROWTH PORTFOLIO

As of

November 8, 2018

This Plan of Acquisition and Liquidation (the "Plan") has been adopted by the Board of Directors of AB Variable Products Series Fund, Inc., a Maryland corporation (the "Corporation"), as of this 8th day of November 2018, to provide for the reorganization of AB Growth Portfolio (the "Acquired Portfolio") into AB Large Cap Growth Portfolio (the "Acquiring Portfolio"). The Acquired Portfolio and the Acquiring Portfolio (together, the "Portfolios") are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Board of Directors (the "Board") has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by its stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of the Acquiring Portfolio ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by its Stockholders in exchange for Class B shares of equal net asset value of the Acquiring Portfolio ("Class B Acquisition Shares" and together with Class A Acquisition Shares, the "Acquisition Shares") and distribute Class A Acquisition Shares and Class B Acquisition Shares, respectively, of the Acquired Portfolio and that the Corporation redeem the outstanding shares (the "Acquired Portfolio Shares") of the Acquired Portfolio, all as provided for below (the "Acquisition").

In this Plan of Acquisition, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan of Acquisition or the 1940 Act requires otherwise.

The Corporation intends that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any

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deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio's books.

Closing Date	Such date as the officers of the Corporation shall designate.

Effective Time	5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Corporation shall designate.

Financial Statements	The audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Acquiring Portfolio on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange ("NYSE") on the Closing Date, when for purposes of the Plan, the Corporation determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

NAV	A Portfolio's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Portfolio's Assets

The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

(a)	On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.
(b)	Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio's investment income excludable from gross income under Section 103(a) of the Code over (ii) the Acquired Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on December 31, 2018 and

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for the short taxable year beginning on January 1, 2019, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

(c)	At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of Acquiring Portfolio as described more fully below.
(d)	Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions.
(e)	The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:
(1)	The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders and shares of Class B held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A and Class B Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A and Class B Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate;
(2)	The NAV of Class A and Class B Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and
(3)	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the "Custodian"), for examination no later than five business days preceding the Valuation Time.
On the Closing Date, such portfolio securities and all the Acquired Portfolio's cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio,
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such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f)	Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.
4.	Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records

The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

(a)	At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Class A Stockholders of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan and to its Class B Stockholders of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio's transfer agent.

Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)	At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.
5.	Conditions to Consummation of the Acquisition

The consummation of the Acquisition shall be subject to the following conditions precedent:

(a)	There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the

E-4

most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.
(b)	The Corporation shall have received an opinion of Seward & Kissel LLP, substantially to the effect that for federal income tax purposes:
(1)	The Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(2)	A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Portfolio solely for Acquisition Shares;
(3)	Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;
(4)	The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;
(5)	The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;
(6)	The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and
(7)	The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio's existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.

The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (b), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

E-5

(c)	The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.
(d)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.
(e)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.
(f)	The Acquired Portfolio shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.
(g)	The Acquiring Portfolio shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the Acquiring Portfolio.
6.	Closing
(a)	The Closing shall be held at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, or at such other place as the officers of the Corporation may designate.
(b)	In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.
(c)	The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.
(d)	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.
7.	Termination of Plan

A majority of the Corporation's Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

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8.	Termination of the Acquired Portfolio

If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

10.	Amendments

The Board may amend this Plan at any time in any manner.

11.	Waivers

The Corporation, on behalf of the Acquired Portfolio and the Acquiring Portfolio, may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to either Portfolio contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for the benefit of either Portfolio contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

12.	Limitation on Liabilities

The obligations of the Corporation and the Portfolios shall not bind any of the directors, shareholders, nominees, officers, employees or agents of the Corporation or the Portfolios personally, but shall bind only the Corporation or the Portfolios, as appropriate. The execution and delivery of this Plan by an officer of the Corporation shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Corporation. No other series of the Corporation shall be liable for the obligations of the Acquired Portfolio or the Acquiring Portfolio.

13.	Expenses

The Acquisition expenses shall be borne by both Portfolios and apportioned on the basis of each Portfolio's relative expense ratio reductions.

14.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

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In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

AB Variable Products Series Fund, Inc., on behalf of its series,

AB Growth Portfolio

Attest:

By:
Name:	Name:
Title:	Title:

AB Variable Products Series Fund, Inc., on behalf of its series,

AB Large Cap Growth Portfolio

Attest:

By:
Name:	Name:
Title:	Title:

E-8

APPENDIX F

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of Growth Portfolio and Large Cap Growth Portfolio as of September 30, 2018 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Growth Portfolio by Large Cap Growth Portfolio at net asset value as of September 30, 2018.

	Growth Portfolio Class A	Large Cap Growth Portfolio Class A	Pro Forma Adjustments	Large Cap Growth Portfolio Class A (Combined Portfolio) (pro forma)(a)

Net Asset Value	$37,992,307	$223,208,124	(63,021) (b)	$261,137,410

Shares outstanding	1,005,161	3,797,621	(646,348) (c)	4,443,969

Net asset value per share	$37.80	$58.78		$58.76

	Growth Portfolio Class B	Large Cap Growth Portfolio Class B	Pro Forma Adjustments	Large Cap Growth Portfolio Class B (Combined Portfolio) (pro forma)(a)

Net Asset Value	$42,999,473	$252,808,601	(71,329) (b)	$295,736,745

Shares outstanding	1,217,680	4,547,993	(773,511) (c)	5,321,504

Net asset value per share	$35.31	$55.59		$55.57

(a)	Assumes the Acquisition was consummated on September 30, 2018 and is for information purposes only. No assurance can be given as to how many shares of Large Cap Growth Portfolio will be received by the shareholders of Growth Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Large Cap Growth Portfolio that actually will be received on or after such date.
(b)	Includes adjustments for estimated expenses of the Acquisition, largely those for legal, audit, accounting, printing and mailing expenses.
(c)	Adjustment includes the conversion of shares of Growth Portfolio to Large Cap Growth Portfolio at their respective NAVs as of September 30, 2018.

F-1

APPENDIX G

SHARE OWNERSHIP INFORMATION

Shares Outstanding

As of November 9, 2018, each Portfolio had the following number of shares of common stock outstanding.

Portfolio	Class	Number of Outstanding Shares of Common Stock
Growth Portfolio	A	960,810
	B	1,201,989

Large Cap Growth Portfolio	A	3,745,517
	B	4,510,852

Ownership of Shares

As of November 9, 2018, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of each Portfolio, the following table shows the persons owning, as of November 9, 2018, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio and the percentage of the combined Portfolio's shares to be owned by the persons if the Acquisition had been consummated as of that date.

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of each Portfolio, no person beneficially owned more than 25% of the respective Portfolio’s outstanding voting securities as of November 9, 2018.

Portfolio and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Combined Portfolio Class Owned
Growth Portfolio
Class A	American General Life Insurance Company of Delaware Houston, TX	482,427	50.23%	7.08%

	American General Life Insurance Company of Delaware Houston, TX	58,618	6.10%	0.86%

	Great-West Life & Annuity Insurance Company Greenwood Village, CO	114,373	11.91%	1.68%

	Great-West Life & Annuity Greenwood Village, CO	53,580	5.58%	0.79%

G-1

	Great-West Life & Annuity Greenwood Village, CO	66,464	6.92%	0.98%

	The United States Life Insurance Company in the City of New York Houston, TX	83,151	8.66%	1.22%

Class B	Allstate Life Insurance Company Northbrook, IL	439,954	36.61%	5.28%

	American General Life Insurance Company of Delaware Houston, TX	320,735	26.69%	3.85%

	Lincoln Life and Annuity Company of New York Fort Wayne, IN	73,120	6.09%	0.88%

	Lincoln National Variable Annuity Fort Wayne, IN	65,534	5.45%	0.79%

	SunAmerica Annuity and Life Assurance Company Houston, TX	203,478	16.93%	2.44%

Large Cap Growth Portfolio
Class A	American General Life Insurance Company of Delaware Houston, TX	566,340	15.13%	12.99%

	American General Life Insurance Company of Delaware Houston, TX	295,344	7.89%	6.77%

	Transamerica Advisors Life Insurance Company Cedar Rapids, IA	266,647	7.12%	6.11%

	Transamerica Advisors Life Insurance Company Cedar Rapids, IA	317,544	8.48%	7.28%

	Transamerica Advisors Life Insurance Company Cedar Rapids, IA	1,581,412	42.25%	36.26%

G-2

Class B	Allstate Life Insurance Company Northbrook, IL	274,597	6.09%	5.21%

	American General Life Insurance Company of Delaware Houston, TX	334,846	7.43%	6.35%

	GE Life and Annuity Assurance Company Richmond, VA	472,477	10.48%	8.96%

	IDS Life Insurance Company Minneapolis, MN	1,720,729	38.18%	32.65%

	SunAmerica Annuity and Life Assurance Company Houston, TX	241,364	5.36%	4.58%

	Transamerica Life Insurance Company Cedar Rapids, IA	582,621	12.93%	11.05%

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APPENDIX H

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a contractholder's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both Large Cap Growth Portfolio and Growth Portfolio as of the end of the Portfolios' last fiscal year, whose reports, along with each Portfolio's financial statements, are included in the Portfolios' annual reports and available upon request.

Growth Portfolio

	CLASS A
	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$35.73		$27.95		$31.05		$34.47		$31.03		$23.22
Income From Investment Operations
Net investment loss(a)	(.10	)(b)	(.18	)(b)	(.07	)(b)†	(.08)		(.09)		(.03)
Net realized and unrealized gain on investment and foreign currency transactions	4.04		9.61		.54		3.18		4.15		7.92
Capital contributions	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–
Net increase in net asset value from operations	3.94		9.43		.47		3.10		4.06		7.89
Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	–0	–	(.08)
Distributions from net realized gain on investment transactions	–0	–	(1.65)		(3.57)		(6.52)		(.62)		–0	–
Total dividends and distributions	–0	–	(1.65)		(3.57)		(6.52)		(.62)		(.08)
Net asset value, end of period	$39.67		$35.73		$27.95		$31.05		$34.47		$31.03

_________

See footnotes on page H-4.

H-1

Total Return
Total investment return based on net asset value(d)*	11.03%		34.51%		1.12	%†	9.06%	13.28%	34.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,557		$30,230		$24,645		$27,060	$28,141	$28,650
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%^	1.12%		1.15%		1.09%	1.08%	1.06%
Expenses, before waivers/reimbursements	1.08	%^	1.12%		1.15%		1.09%	1.08%	1.06%
Net investment loss	(.53	)%(b)^	(.57	)%(b)	(.23	)%(b)†	(.24)%	(.28)%	(.10)%
Portfolio turnover rate	20%		42%		57%		51%	66%	63%

	CLASS B
	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$33.70		$26.51		$29.70		$33.30		$30.08		$22.50

Income From Investment Operations
Net investment loss(a)	(.14	)(b)	(.25	)(b)	(.13	)(b)†	(.16)		(.16)		(.09)
Net realized and unrealized gain on investment and foreign currency transactions	3.82		9.09		.51		3.08		4.00		7.68
Capital contributions	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–
Net increase in net asset value from operations	3.68		8.84		.38		2.92		3.84		7.59

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	–0	–	(.01)
Distributions from net realized gain on investment transactions	–0	–	(1.65)		(3.57)		(6.52)		(.62)		–0	–

_________

See footnotes on page H-4.

H-2

Total dividends and distributions	–0	–	(1.65)		(3.57)		(6.52)	(.62)	(.01)
Net asset value, end of period	$37.38		$33.70		$26.51		$29.70	$33.30	$30.08
Total Return
Total investment return based on net asset value(d)*	10.92%		34.15%		.85	%†	8.82%	12.96%	33.72%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$41,033		$39,946		$37,026		$43,383	$46,330	$51,993
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33	%^	1.37%		1.40%		1.34%	1.33%	1.31%
Expenses, before waivers/reimbursements	1.33	%^	1.37%		1.40%		1.34%	1.33%	1.31%
Net investment loss	(.78	)%(b)^	(.82	)%(b)	(.48	)%(b)†	(.49)%	(.52)%	(.35)%
Portfolio turnover rate	20%		42%		57%		51%	66%	63%

H-3

_________

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.0005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.015	.05%	.05%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the six months ended June 30, 2018 and years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by .05%, .11%, .01%, .06%, .03% and .06%, respectively.
Includes the impact of proceeds recorded and credited to the Portfolio resulting from a regulatory settlement, which enhanced the Portfolio's performance for the year ended December 31, 2017 by .14%.
^	Annualized.

H-4

Large Cap Growth Portfolio

CLASS A

	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$56.34		$45.22		$49.50		$48.83		$42.78		$31.17

Income From Investment Operations
Net investment income (loss) (a)	(.01	)(b)	.02	(b)	(.03	)(b)†	.02		.02		(.04)
Net realized and unrealized gain on investment transactions	5.07		14.10		1.44		5.33		6.03		11.68
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–
Net increase in net asset value from operations	5.06		14.12		1.41		5.35		6.05		11.64

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	–0	–	(.03)
Distributions from net realized gain on investment transactions	–0	–	(3.00)		(5.69)		(4.68)		–0	–	–0	–
Total dividends and distributions	–0	–	(3.00)		(5.69)		(4.68)		–0	–	(.03)
Net asset value, end of period	$61.40		$56.34		$45.22		$49.50		$48.83		$42.78

Total Return
Total investment return based on net asset value (d)	8.98%		31.98	%*	2.63	%†*	11.11	%*	14.14	%*	37.35	%*

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$213,188		$208,392		$178,136		$191,568		$189,620		$190,488
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%^	.70%		.85%		.82%		.83%		.85%
Expenses, before waivers/reimbursements	.68	%^	.70%		.85%		.82%		.83%		.85%

_________

See footnotes on page H-7.

H-5

Net investment income (loss)	(.04	)%(b)^	.03	%(b)	(.07	)%(b)†	.04%	.04%	(.11)%
Portfolio turnover rate	19%		48%		59%		65%	65%	60%

CLASS B

	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$53.70		$43.32		$47.77		$47.38		$41.62		$30.38

Income From Investment Operations
Net investment loss (a)	(.08	)(b)	(.11	)(b)	(.14	)(b)†	(.10)		(.09)		(.13)
Net realized and unrealized gain on investment transactions	4.83		13.49		1.38		5.17		5.85		11.37
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–
Net increase in net asset value from operations	4.75		13.38		1.24		5.07		5.76		11.24

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(3.00)		(5.69)		(4.68)		–0	–	–0	–
Net asset value, end of period	$58.45		$53.70		$43.32		$47.77		$47.38		$41.62

Total Return
Total investment return based on net asset value (d)	8.85%		31.67	%*	2.36	%†*	10.86	%*	13.84	%*	37.00	%*

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$236,913		$220,934		$202,903		$267,171		$237,452		$230,350
Ratio to average net assets of:

_________

See footnotes on page H-7.

H-6

Expenses, net of waivers/reimbursements	.93	%^	.95%		1.10%		1.07%	1.08%	1.10%
Expenses, before waivers/reimbursements	.93	%^	.95%		1.10%		1.07%	1.08%	1.10%
Net investment loss	(.29	)%(b)^	(.21	)%(b)	(.32	)%(b)†	(.21)%	(.21)%	(.36)%
Portfolio turnover rate	19%		48%		59%		65%	65%	60%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by .03%, .01%, .09%, .02% and .10%, respectively.
^	Annualized.

H-7

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

For the Acquisition of:

AB Growth Portfolio

a series of AB Variable Products Series Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

BY

AB LARGE CAP GROWTH PORTFOLIO

a series of AB Variable Products Series Fund, Inc.

1345 Avenue of the Americas

New York, New York l0105

(800) 221-5672

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus dated January 28, 2019, relating to the acquisition of the assets and assumption of the liabilities (the "Acquisition") of AB Growth Portfolio (the "Acquired Fund") by AB Large Cap Growth Portfolio (the "Acquiring Fund"), each a series of AB Variable Products Series Fund, Inc., a Maryland corporation, pursuant to a Plan of Acquisition and Liquidation (the "Plan"). The Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund;
•	the distribution of the shares of the Acquiring Fund to shareholders of the Acquired Fund; and
•	the liquidation and termination of the Acquired Fund.

Shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund that they hold in the Acquired Fund at the time of the Acquisition.

The Combined Information Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

All of this additional information is also available in documents filed with the Securities and Exchange Commission (the "SEC"). You may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

2

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
FINANCIAL INFORMATION	3
PRO FORMA FINANCIAL INFORMATION	4

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Combined Information Statement/Prospectus, is accompanied by and incorporates by reference the Statement of Additional Information of the Acquiring Fund dated May 1, 2018 (filed on April 26, 2018; File No. 811-05398), as supplemented or amended to the date hereof.

FINANCIAL INFORMATION

This Statement of Additional Information incorporates by reference the documents referenced below, which contain historical financial information regarding the Acquired Fund and the Acquiring Fund.

•	The prospectus and SAI of the Acquired Fund dated May 1, 2018, which were filed with the SEC on April 26, 2018 (File Nos. 33- 18647 and 811-05398);

•	The prospectus and SAI of the Acquiring Fund dated May 1, 2018, which were filed with the SEC on April 26, 2018 (File Nos. 33- 18647 and 811-05398);

•	The audited financial statements and related independent registered public accounting firm's report for the Acquiring Fund contained in its annual report for the fiscal year ended December 31, 2017 (File No. 811-05398);

•	The unaudited financial statements for the Acquiring Fund contained in its semi-annual report for the six-month period ended June 30, 2018 (File No. 811-05398);

•	The unaudited financial statements for the Acquired Fund contained in its semi-annual report for the six-month period ended June 30, 2018 (File No. 811-05398); and

•	The audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund contained in its annual report for the fiscal year ended December 31, 2017 (File No. 811-05398).

The following represents the pro forma financial information. The pro forma Financial Statements give effect to the Acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund pursuant to the Agreement and Plan of Acquisition and Liquidation as of November 8, 2018.

3

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Acquisition had been consummated. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of June 30, 2018.

The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in their annual reports to shareholders.

Narrative Description of the Pro Forma Effects of the Acquisitions

The unaudited pro forma information for the twelve-month period ended June 30, 2018 has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Plan as if it had been consummated on June 30, 2018.

4

Pro Forma Combined Condensed Statements of Assets and Liabilities As of June 30, 2018 (Unaudited)
	AB Growth	AB Large Cap Growth	Adjustments		Pro-forma Combined Portfolio
Assets: Investments in securities, at value
Unaffiliated issuers (cost $46,279,058 and $267,851,333, respectively)	$71,614,830	$416,528,372	-		$488,143,202
Affiliated issuers (cost $4,140,165 and $33,919,667, respectively)	4,140,165	33,919,667	-		38,059,832
Cash	3,366	17,854	-		21,220
Receivable for investment securities sold	-	696,539	-		696,539
Receivable for capital stock sold	1,678	135,273	-		136,951
Unaffiliated dividends and interest receivable	13,470	55,502	-		68,972
Affiliated dividends receivable	1,889	15,864	-		17,753
Total Assets	$75,775,398	$451,369,071	-		$527,144,469
Liabilities:
Payable for investment securities purchased	$39,425	$769,627	-		$809,052
Advisory fee payable	48,417	230,205	-		278,622
Payable for capital stock redeemed	21,958	106,967	-		128,925
Audit and tax fee payable	18,478	18,553	-		37,031
Printing fee payable	11,905	44,440	-		56,345
Custody fee payable	11,419	17,538	-		28,957
Legal fee payable	10,998	13,803	-		24,801
Distribution fee payable	8,853	50,837	-		59,690
Administrative fee payable	8,700	9,157	-		17,857
Directors' fees payable	437	437	-		874
Transfer Agent fee payable	87	97	-		184
Accrued expenses	4,783	6,533	134,350	(a)	145,666
Total Liabilities	185,460	1,268,194	134,350		1,588,004
NET ASSETS	$75,589,938	$450,100,877	$(134,350)		$525,556,465
COMPOSITION OF NET ASSETS
Capital stock, at par	$1,969	$7,526	-		$9,495
Additional paid-in capital	33,305,431	212,650,078	-		245,955,509
Accumulated net investment loss	(245,755)	(377,152)	(134,350	)(a)	(757,257)
Accumulated net realized gain on investment transactions	17,192,521	89,143,386	-		106,335,907
Net unrealized appreciation on investments	25,335,772	148,677,039	-		174,012,811
	$75,589,938	$450,100,877	$(134,350)		$525,556,465
Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value
CLASS A:
Net Assets	$34,556,853	$213,187,541	$(61,486	)(a)	$247,682,908
Shares Outstanding	871,135	3,472,336	(308,320	)(b)	4,035,151
Net Asset Value	$39.67	$61.40	$-		$61.38
CLASS B:
Net Assets	$41,033,085	$236,913,336	$(72,864	)(a)	$277,873,557
Shares Outstanding	1,097,805	4,053,412	(395,785	)(b)	4,755,432
Net Asset Value	$37.38	$58.45	$-		$58.43

(a) Adjustment to net assets due to the expenses of the Acquisition.

(b) Adjustment due to shareholders of the AB Growth Portfolio being credited with shares of AB Large Cap Growth Portfolio corresponding to the aggregate NAV of AB Growth Portfolio shares.

See notes to pro forma financial statements.

5

PRO FORMA COMBINING CONDENSED STATEMENTS OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2018 (Unaudited)

	AB Growth	AB Large Cap Growth	Adjustments*		Pro-forma Combined Portfolio
INVESTMENT INCOME
Dividends
Unaffiliated Issuers	$306,044	$2,795,873	-		$3,101,917
Affiliated Issuers	11,379	16,091	-		27,470
Interest	5,286	54,637	-		59,923
Securities lending income	-	-	-		-
Other income	-	-	-		-
	$322,709	$2,866,601	-		$3,189,310
EXPENSES
Advisory fee	534,715	2,670,990	(106,943	)(a)	3,098,762
Distribution fee—Class B	102,035	585,651	-		687,686
Transfer agency—Class A	2,413	4,200	-		6,613
Transfer agency—Class B	3,237	4,610	-		7,847
Custodian	63,002	98,357	(47,659	)(b)	113,700
Administrative	54,362	55,832	(54,362	)(c)	55,832
Audit and tax	40,479	40,177	(40,479	)(d)	40,177
Legal	27,893	40,558	(27,893	)(e)	40,558
Printing	17,996	69,190	(28,923	)(f)	58,263
Directors' fees	27,970	27,981	(27,970	)(g)	27,981
Miscellaneous	4,937	20,953	(4,937	)(h)	20,953
Total expenses	879,039	3,618,499	(339,166)		4,158,372
Less: expenses waived and reimbursed by the Adviser	(1,399)	(1,900)	-		(3,299)
Net Expenses	877,640	3,616,599	(339,166)		4,155,073
Net Investment loss	(554,931)	(749,998)	339,166		(965,763)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	11,538,733	69,105,111	-		80,643,844
Net change in unrealized appreciation/depreciation of investments	5,389,387	23,519,504	-		28,908,891
Net gain on investment transactions	16,928,120	92,624,615	-		109,552,735
NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,373,189	$91,874,617	$339,166		$108,586,972

(a)The combined Portfolio will pay an Advisory fee based on an annual rate of 0.60% of average daily net assets. Prior to the Acquisition, the AB Growth Portfolio paid an Advisory fee based on an annual rate of 0.75% of average daily net assets and the AB Large Cap Growth Portfolio paid an Advisory fee based on an annual rate of 0.60% of average daily net assets.

(b)The adjustment reflects a decrease in custody fees as a result of the Acquisition.

(c)The adjustment reflects the elimination of the AB Growth Portfolio’s administrative fees as a result of the Acquisition.

(d)The adjustment reflects the elimination of the AB Growth Portfolio’s audit and tax fees as a result of the Acquisition.

(e)The adjustment reflects the elimination of the AB Growth Portfolio’s legal fees as a result of the Acquisition.

(f)The adjustment reflects a decrease in printing fees as a result of the Acquisition.

(g)The adjustment reflects the elimination of the AB Growth Portfolio’s directors' fees as a result of the Acquisition.

(h)The adjustment reflects the elimination of the AB Growth Portfolio’s miscellaneous fees as a result of the Acquisition.

* Does not reflect the estimated expenses of the Acquisition of $134,350 which will be shared by both Portfolios prior to the Acquisition.

Information Classification: Limited Access

See notes to pro forma financial statements.

6

PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

	AB Growth	AB Large Cap Growth	Pro-Forma Combined	AB Growth	AB Large Cap Growth	Pro-Forma Combined
	Shares	Shares	Shares	U.S. $ Value	U.S. $ Value	U.S. $ Value
COMMON STOCKS – 92.9% Information Technology – 35.5% Communications Equipment – 0.8%
Arista Networks, Inc.(a)(b)	2,710	13,707	16,417	$ 697,798	$ 3,529,415	$ 4,227,213

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. - Class A	-	24,236	24,236	-	2,112,167	2,112,167
Novanta, Inc.(a)(b)	2,520	-	2,520	156,996	-	156,996
				156,996	2,112,167	2,269,163
Internet Software & Services – 15.2%
Alphabet, Inc. - Class C(a)	5,405	32,669	38,074	6,030,088	36,447,170	42,477,258
Facebook, Inc. - Class A(a)	22,237	167,859	190,096	4,321,094	32,618,361	36,939,455
Trade Desk, Inc. (The) - Class A(a)(b)	5,520	-	5,520	517,776	-	517,776
				10,868,958	69,065,531	79,934,489
IT Services – 8.5%
Cognizant Technology Solutions Corp. - Class A	-	39,558	39,558	-	3,124,686	3,124,686
Fiserv, Inc.(a)	9,860	60,580	70,440	730,527	4,488,372	5,218,899
PayPal Holdings, Inc.(a)	18,350	113,102	131,452	1,528,005	9,418,004	10,946,009
Visa, Inc. - Class A	24,870	167,446	192,316	3,294,032	22,178,223	25,472,255
				5,552,564	39,209,285	44,761,849
Semiconductors & Semiconductor Equipment – 2.7%
NVIDIA Corp.	-	6,512	6,512	-	1,542,693	1,542,693
Semtech Corp.(a)(b)	11,630	-	11,630	547,192	-	547,192
Texas Instruments, Inc.	-	15,610	15,610	-	1,721,002	1,721,002
Xilinx, Inc.	22,690	134,956	157,646	1,480,749	8,807,229	10,287,978
				2,027,941	12,070,924	14,098,865
Software – 5.1%
Activision Blizzard, Inc.	16,560	64,417	80,977	1,263,859	4,916,305	6,180,164
Adobe Systems, Inc.(a)(b)	6,470	37,400	43,870	1,577,451	9,118,494	10,695,945
Electronic Arts, Inc.(a)(b)	7,320	28,330	35,650	1,032,266	3,995,097	5,027,363
Fair Isaac Corp.(a)(b)	2,050	-	2,050	396,306	-	396,306
HubSpot, Inc.(a)(b)	3,180	-	3,180	398,772	-	398,772
Red Hat, Inc.(a)	3,070	12,264	15,334	412,516	1,647,914	2,060,430
salesforce.com, Inc.(a)	-	12,870	12,870	-	1,755,468	1,755,468
Splunk, Inc.(a)(b)	2,410	-	2,410	238,855	-	238,855
				5,320,025	21,433,278	26,753,303
Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.	3,465	76,412	79,877	641,406	14,144,625	14,786,031
				25,265,688	161,565,225	186,830,913

See notes to pro forma financial statements.

7

Health Care – 18.6% Biotechnology – 4.8%
Biogen, Inc.(a)(b)	9,334	59,606	68,940	2,709,100	17,300,046	20,009,146
Regeneron Pharmaceuticals, Inc.(a)	2,770	12,691	15,461	955,622	4,378,268	5,333,890
				3,664,722	21,678,314	25,343,036
Health Care Equipment & Supplies – 6.6%
Edwards Lifesciences Corp.(a)	11,310	87,562	98,872	1,646,397	12,746,400	14,392,797
Intuitive Surgical, Inc.(a)	4,292	26,912	31,204	2,053,636	12,876,854	14,930,490
Nevro Corp.(a)(b)	10,710	-	10,710	855,193	-	855,193
Stryker Corp.	-	24,140	24,140	-	4,076,280	4,076,280
				4,555,226	29,699,534	34,254,760
Health Care Providers & Services – 4.0%
UnitedHealth Group, Inc.	10,808	74,671	85,479	2,651,635	18,319,783	20,971,418
Life Sciences Tools & Services – 0.4%
Mettler-Toledo International, Inc.(a)	-	4,075	4,075	-	2,357,917	2,357,917
Pharmaceuticals – 2.8%
Zoetis, Inc.	23,020	151,278	174,298	1,961,074	12,887,373	14,848,447
				12,832,657	84,942,921	97,775,578
Consumer Discretionary – 16.9%
Diversified Consumer Services – 0.5%
Bright Horizons Family Solutions, Inc.(a)(b)	12,480	-	12,480	1,279,450	-	1,279,450
Grand Canyon Education, Inc.(a)(b)	11,930	-	11,930	1,331,507	-	1,331,507
				2,610,957	-	2,610,957
Hotels, Restaurants & Leisure – 1.5%
Planet Fitness, Inc.(a)(b)	34,720	-	34,720	1,525,597	-	1,525,597
Starbucks Corp.	-	128,930	128,930	-	6,298,231	6,298,231
				1,525,597	6,298,231	7,823,828

Internet & Direct Marketing Retail – 2.3%
Booking Holdings, Inc.(a)	657	5,310	5,967	1,331,798	10,763,848	12,095,646
Media – 0.5%
Comcast Corp. - Class A	-	83,840	83,840	-	2,750,790	2,750,790
Multiline Retail – 1.4% Dollar Tree, Inc.(a)(b)	18,180	69,751	87,931	1,545,300	5,928,835	7,474,135
Specialty Retail – 7.7%
Home Depot, Inc. (The)	12,369	96,261	108,630	2,413,192	18,780,521	21,193,713
Ulta Salon Cosmetics & Fragrance, Inc.(a)(b)	6,182	35,580	41,762	1,443,250	8,306,507	9,749,757
TJX Cos., Inc. (The)	-	98,729	98,729	-	9,397,026	9,397,026
				3,856,442	36,484,054	40,340,496
Textiles, Apparel & Luxury Goods – 3.0%
NIKE, Inc. - Class B	30,242	164,970	195,212	2,409,682	13,144,810	15,554,492
				13,279,776	75,370,568	88,650,344
Consumer Staples – 9.3%
Beverages – 5.6%
Constellation Brands, Inc. - Class A(b)	10,920	58,030	68,950	2,390,061	12,701,026	15,091,087
Monster Beverage Corp.(a)	40,208	208,242	248,450	2,303,918	11,932,267	14,236,185
				4,693,979	24,633,293	29,327,272
Food & Staples Retailing – 3.7%
Costco Wholesale Corp.(b)	14,505	79,130	93,635	3,031,255	16,536,587	19,567,842
				7,725,234	41,169,880	48,895,114

See notes to pro forma financial statements.

8

Industrials – 7.8% Building Products – 3.2%
Allegion PLC(b)	16,030	85,019	101,049	1,240,081	6,577,070	7,817,151
AO Smith Corp.	13,920	90,660	104,580	823,368	5,362,539	6,185,907
Lennox International, Inc.(b)	4,620	8,731	13,351	924,693	1,747,509	2,672,202
Trex Co., Inc.(a)(b)	4,890	-	4,890	306,065	-	306,065
				3,294,207	13,687,118	16,981,325
Commercial Services & Supplies – 1.4%
Copart, Inc.(a)	18,030	109,441	127,471	1,019,777	6,189,983	7,209,760

Industrial Conglomerates – 1.5%
Roper Technologies, Inc.	3,190	24,514	27,704	880,153	6,763,658	7,643,811

Machinery – 1.3%
IDEX Corp.(b)	5,680	12,170	17,850	775,207	1,660,962	2,436,169
WABCO Holdings, Inc.(a)(b)	6,710	32,372	39,082	785,204	3,788,171	4,573,375
				1,560,411	5,449,133	7,009,544
Road & Rail – 0.1%
Saia, Inc.(a)(b)	7,190	-	7,190	581,311	-	581,311

Trading Companies & Distributors – 0.3%
Fastenal Co.(b)	16,850	15,660	32,510	810,990	753,716	1,564,706
				8,146,849	32,843,608	40,990,457
Financials – 2.6%
Capital Markets – 2.6%
MarketAxess Holdings, Inc.	3,050	16,680	19,730	603,473	3,300,305	3,903,778
S&P Global, Inc.	5,990	41,510	47,500	1,221,301	8,463,474	9,684,775
				1,824,774	11,763,779	13,588,553
Materials – 2.2%
Chemicals – 2.2%
PolyOne Corp.(b)	24,440	-	24,440	1,056,297	-	1,056,297
Sherwin-Williams Co. (The)	3,640	21,769	25,409	1,483,555	8,872,391	10,355,946
				2,539,852	8,872,391	11,412,243

Total Common Stocks (cost $314,130,391)				71,614,830	416,528,372	488,143,202

SHORT-TERM INVESTMENTS – 7.2%
Investment Companies – 7.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio -
Class AB, 1.71%(c)(d)(e) (cost $38,059,832)	4,140,165	33,919,667	38,059,832
				4,140,165	33,919,667	38,059,832

TOTAL INVESTMENTS – 100.1% (cost $352,190,223)				75,754,995	450,448,039	526,203,034
Other assets less liabilities – (0.1)%				(165,057)	(347,162)	(646,569)
NET ASSETS – 100.0%				$ 75,589,938	$ 450,100,877	$ 525,556,465

(a) Non-income producing security.

(b) Based on the portfolio holdings of the Acquiring Fund and the Acquired Fund as of June 30, 2018, it is anticipated that the security, or a portion of the security, will be sold as a result of the Acquisition.

(c) Affiliated investments.

(d) The rate shown represents the 7-day yield.

(e) To obtain a copy of the fund's shareholder to the Securities and Exchange Commission's www.sec.gov, or call AB at (800) 227-4618.

See notes to pro forma financial statements.

9

Notes to Pro Forma Financial Statements (Unaudited)

Basis of the Combination

At a meeting held on November 6-8, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. (the "Company") approved a proposal for the combination of AB Growth Portfolio (the "Acquired Portfolio") with AB Large Cap Growth Portfolio (the "Acquiring Portfolio") and a Plan of Acquisition and Liquidation (the "Plan"). The Plan provides for: (a) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio on the valuation date for the Acquisition; (b) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (c) the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio. The Acquisition will be accounted for as a tax-free reorganization for federal income tax purposes. Accordingly, pursuant to this treatment, neither the Acquired Portfolio nor its shareholders, nor the Acquiring Portfolio nor its shareholders, are expected to recognize any gain or loss as a result of the Acquisition, excluding any net capital gains that are expected to arise from the sale of investment securities related to portfolio realignment. For financial reporting purposes, the historical cost basis of the investments received from the Acquired Portfolio will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving portfolio (which will be the Acquiring Portfolio) with amounts distributable to shareholders for tax purposes. The Acquisition does not require shareholder approval and is anticipated to occur on or about May 1, 2019.

It is expected that the Acquiring Portfolio will retain approximately 71% of the Acquired Portfolio’s portfolio (as of October 5, 2018).  The Acquiring Portfolio will therefore acquire approximately $56 million of securities, free of transaction costs.  It is anticipated that the remainder of the Acquired Portfolio’s equity positions will be repositioned shortly before the Acquisition.  The transaction costs associated with selling these equity securities and purchasing securities in anticipation of the Acquisition are expected to total approximately $83,300, or approximately 10 basis points of the Acquired Portfolio’s net assets.

The Acquiring Portfolio will be the accounting survivor. The Combined Portfolio will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Portfolio. No significant accounting policies will change as a result of the Acquisition, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). No significant changes to any existing contracts of the Acquiring Portfolio are expected as a result of the Acquisition. As of June 30, 2018, neither Portfolio has any capital loss carryforwards.

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 The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Acquired Portfolio and Acquiring Portfolio are investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Company's Board of Directors (the "Board").

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the "Committee") must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third-party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, a Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, a Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Portfolio. Unobservable inputs reflect a Portfolio's own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including a Portfolio's own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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The following table summarizes the valuation of the Portfolios' investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities:	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks(a)	$488,143,202	—	—	$488,143,202
Short-Term Investments	38,059,832	—	—	38,059,832
Total Investments in Securities	526,203,034	—	—	526,203,034
Other Financial Instruments(b)	—	—	—	—
Total (c)	$526,203,034	—	—	$526,203,034

(a) See Portfolio of Investments for sector classifications.

(b) Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c) There were no transfers between any levels during the reporting period.

Capital Shares

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Acquired Portfolio shares on June 30, 2018 by the net asset value per share of shares in the Acquiring Portfolio on June 30, 2018.

Pro Forma Operating Expenses

The accompanying pro forma statement of operations reflects changes in the portfolio expenses as if the Acquisition had taken place on June 30, 2018. Merger related cost of $134,350 will be shared by both the Acquired and Acquiring Portfolios.

On a pro forma basis for the 12 months ended June 30, 2018, the proposed Acquisition would result in a decrease in management fees charged of $106,943 (of .02%) based on a pro forma combined net assets.

Federal Income Taxes

Each Portfolio has qualified as a "regulated investment company" under the Code. After the Acquisition, the Acquiring Portfolio intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in the applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of the investments for the Portfolios is substantially the same for both financial reporting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

Joint Credit Facility

The Acquiring Portfolio and the Acquired Portfolio participate in a $280 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations.

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